UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 17, 2015

(Date of earliest event reported)

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Walnut Avenue, Suite 310, Fremont, California 94538
(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On November 17, 2015, Identiv, Inc. (the “Company”) received a determination letter (the “Determination Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that since the Company had not filed its Forms 10-Q for the quarters ended March 31, 2015 and June 30, 2015, respectively, (together, the “Delinquent Reports”) by November 16, 2015, the deadline by which the Company was to file all Delinquent Reports in order to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), and because the Company was late filing its Form 10-Q for the quarter ended September 30, 2015, the Company’s common stock is subject to delisting from The Nasdaq Capital Market at the opening of business on November 27, 2015.

The Company intends to appeal the Staff’s determination to the Nasdaq Listing Qualifications Panel (the “Panel”) and to request a hearing before the Panel within seven calendar days of receipt of the Determination Letter. Delisting of the Company’s common stock will automatically be stayed for 15 days from the date of its request for a hearing. In connection with its request for a hearing, the Company also intends to request a stay of the suspension of trading and delisting of the Company’s common stock while the appeals process is pending. The Panel will notify the Company of its decision to allow the Company’s common stock to continue to trade on The Nasdaq Capital Market pending the Panel’s decision within 22 calendar days from the date of the Determination Letter.

The Determination Letter further states that if the Company requests an appeal to the Panel, the Company will be asked to provide the Panel with a plan to regain compliance with the Rule. If its plan is not approved by the Panel, the Company’s common stock would be subject to delisting.

As previously disclosed, on each of May 22, 2015 and August 21, 2015, the Company received a notification letter from the Staff indicating that the Company was not in compliance with Nasdaq’s continued listing requirements because the Company was not in compliance with the Rule.

On November 19, 2015, the Company issued a press release announcing the receipt of the Determination Letter. A copy of the press release is attached hereto and incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) Effective November 18, 2015, Brian Nelson, Identiv’s Chief Financial Officer, has been appointed Vice President of Business Strategy, and will no longer serve as the Company’s principal financial officer or principal accounting officer. In his new role, Mr. Nelson is expected to focus on cost optimization across the Company and other strategic initiatives.

In connection with his transition to his new role, Mr. Nelson entered into an amendment to his employment agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, which provides that, following June 20, 2016, Mr. Nelson will receive modified severance benefits. If Mr. Nelson is terminated without cause or if he resigns for any reason prior to December 20, 2016, he is entitled to receive pro-rated bonus payments and his base salary through December 20, 2016. Additionally he is entitled to receive COBRA benefits through December 20, 2017 and the vesting on his outstanding stock options and restricted stock units will accelerate to such number of shares as if his employment had continued through December 20, 2016. The preceding description of the amendment to Mr. Nelson’s employment agreement is qualified in its entirety by reference to the amendment to his employment agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

The Company has initiated a search for a new chief financial officer.

(c) Steven Finney, Identiv’s VP Finance, has been appointed as interim Chief Financial Officer, effective November 18, 2015, pursuant to which he will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Finney, who is 55 years old, has served as the Company’s Vice President of Finance since February of 2013. Prior to working at Identiv, Mr. Finney had been the Vice President of Finance, Northeast Region, for Thyssenkrupp Elevator, a German materials and technology conglomerate since 2011. From 2004 through 2011, Mr. Finney served in a variety of financial roles at ASSA ABLOY AB, a publicly listed Swedish security industry conglomerate, including division CFO. Mr. Finney is a chartered accountant in the United Kingdom. Mr. Finney holds a B.A. degree, with honors, from the University of Sheffield in Accounting and Financial Management.

Mr. Finney will continue to receive an annual base salary of $200,000. Mr. Finney is also eligible to participate in the Company’s employee benefits programs.

There are no family relationships among any of the Company’s directors or executive officers.

(e) The compensatory arrangement with Brian Nelson described under Item 5.02(b) of this Current Report on Form 8-K are incorporated into this Item 5.02(e) by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s plan to appeal the Staff’s determination to the Panel; and the Company’s intent to request that delisting be stayed pending the decision of the Panel. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the Company’s failure to request an appeal on a timely basis or at all; the decision by Nasdaq not to extend the delisting stay until completion of the appeals process, the Company’s ability to regain and maintain compliance with the Rule and other Nasdaq continued listing requirements; and the other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. These forward-looking statements speak only as of the date hereof, and Identiv, Inc. disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1*	First Amendment to Executive Employment Agreement between the Company and Brian Nelson, dated November 18, 2015.

99.1	Press Release issued by Identiv, Inc., dated November 19, 2015.

99.2	Press Release issued by Identiv, Inc., dated November 19, 2015.

99.3	Letter from The Nasdaq Stock Market LLC, dated November 17, 2015.

*	Indicates management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

November 20, 2015	By:	/s/ Steven Humphreys
Steven Humphreys
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	First Amendment to Executive Employment Agreement between the Company and Brian Nelson, dated November 18, 2015.

99.1	Press Release issued by Identiv, Inc., dated November 19, 2015.

99.2	Press Release issued by Identiv, Inc., dated November 19, 2015.

99.3	Letter from The Nasdaq Stock Market LLC, dated November 17, 2015.

*	Indicates management contract or compensatory plan or arrangement